CASH RESERVE TRUST

         Supplement to the Prospectus dated December 31, 1998


The following is inserted as a footnote to the fee table in the section entitled "Fees and Expenses of the Fund" on page 4 of the Prospectus:

   	Effective today, Legg Mason has agreed to waive 0.05% of the 12b-1 service fee until December 31, 1999. Thus, the 12b-1 service fee will be 0.10% and the total expenses will be 0.78%. This waiver is voluntary and may be terminated by Legg Mason at any time.


          The Date of this Supplement is January 26, 1999.